--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

                         SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C. 20549

                                      FORM 8-K

                                   CURRENT REPORT

                         Pursuant to Section 13 or 15(d) of
                         The Securities Exchange Act of 1934

        Date of Report (Date of earliest event reported):   April 9, 1998


                                PILLOWTEX CORPORATION
              (Exact name of registrant as specified in its charter)


          Texas                           1-11756                75-2147728
----------------------------            ------------       --------------------
(State or other jurisdiction            (Commission            (IRS Employer
      of incorporation)                 File Number)        Identification No.)


               4111 Mint Way, Dallas, Texas                   75237
          ------------------------------------------------------------
          (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:    (214) 333-3225
                                                       ---------------

                              (Not Applicable)
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)

--------------------------------------------------------------------------------
--------------------------------------------------------------------------------

Item 5.   Other Events

          The Registrant files herewith the exhibit listed in Item 7  below.

Item 7.   Exhibits

        The following exhibit is furnished in accordance with Item 601 of Regulation S-K:

          99   Press Release

                                     SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


(REGISTRANT)                       PILLOWTEX CORPORATION
BY (SIGNATURE)                     /s/ Jeffrey D. Cordes
(NAME AND TITLE)                   Jeffrey D. Cordes
                                   President and Chief Operating Officer
(DATE)                             April 9, 1998

                                  INDEX TO EXHIBITS


Exhibit                                                Method of Filing
-------                                          ------------------------------
  99      Press Release                           Filed herewith electronically
